MILESTONE SCIENTIFIC AND SUBSIDIARIES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Milestone Scientific Inc.

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Milestone Scientific Inc.

Notice of Annual Meeting of Stockholders

To be held on June 13, 2022

To the Stockholders of Milestone Scientific Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Milestone Scientific Inc. (“Milestone” or the “Company”) will be held in a virtual-only meeting format conducted via live audio webcast located at   www.virtualshareholdermeeting.com/MLSS2022 on June 13, 2022 at 9:00 a.m. (ET).

This year, out of an abundance of caution, to proactively deal with the unprecedented health impact of COVID-19, and to mitigate risks to health and safety of our communities, stockholders, employees, and other stakeholders, we will hold our Meeting in a virtual-only format, which will be conducted via live audio webcast.

The following items are scheduled for consideration and action at the Meeting.

1.	Election of seven (7) directors;

2.	Approval of a non-binding advisory resolution relating to compensation of the Company’s Named Executive Officers;

3.	Ratification of the appointment of Friedman LLP as the Company's independent auditors for the fiscal year ending December 31, 2022; and

4.	Such other business as may legally come before the Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 14, 2022 as the record date for determining the stockholders having the right to notice of and to vote at the Meeting.

Attending the Virtual Meeting

As described in the proxy materials for the Meeting, you are entitled to attend and participate in the virtual Meeting, if you were a stockholder of record as of the close of business on April 14, 2022, the record date, or if you hold a legal proxy for the Meeting provided by your bank, broker-dealer, or other similar organization. The accompanying proxy materials include instructions on how to participate in the Meeting and how to vote your shares of the Company’s stock in the Meeting.

Stockholders attending the Meeting will be in a listen-only mode. However, virtual attendees will be able to vote and submit questions during the Meeting using the virtual Meeting website.

Your vote is important. Whether or not you plan to attend the Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented at the Meeting.

Important Notice Regarding the Internet Availability of Proxy Material for the Annual Meeting of Stockholders to be Held on June 13, 2022 : This Proxy Statement, the Proxy Card, and our Annual Report for 2021 are available at: www.virtualshareholdermeeting.com/MLSS2022.By order of the Board of Directors

/s/ Leslie Bernhard

Chairman of the Board

Roseland, New Jersey

April 29, 2022

IMPORTANT: Every stockholder, whether he or she expects to attend the Annual Meeting, is urged to execute the proxy and return it promptly in the enclosed business reply envelope. Sending in your proxy will not prevent you from voting your stock at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. We would appreciate your giving this matter your prompt attention.

MILESTONE SCIENTIFIC INC.

PROXY STATEMENT

For Annual Meeting of Stockholders

To be Held on June 13, 2022

Proxies in the form enclosed with this statement are solicited by the Board of Directors (the “Board”) of Milestone Scientific Inc. (“we”, “us”, “our”, the “Company” or “Milestone Scientific”) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments thereof, to be held on a virtual basis due to the COVID-19 Pandemic on June 13, 2022 at 9:00 a.m., Eastern Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Board knows of no other business which will come before the Annual Meeting. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about April 29, 2022.

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on April 14, 2022 (the “Record Date”) are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 68,353,547 outstanding shares of common stock, par value $.001 per share (“Common Stock”). Each share of Common Stock is entitled to one vote. Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. A quorum will be present at the Annual Meeting if stockholders owning not less than one-third of the shares issued and outstanding on the Record Date are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for the election of the six (6) director nominees named in this Proxy Statement; (ii) for a non-binding advisory resolution approving the compensation of the Company’s Named Executive Officers; (iii) for the ratification of the appointment of Friedman LLP as the Milestone Scientific’s independent auditors for the fiscal year ending December 31, 2022; and (iv) in the proxyholders’ discretion, on any other business that may come before the Annual Meeting and any adjournments thereof.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Under Milestone Scientific’s Bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; (3) proxies that reflect abstentions will be treated as voted for purposes of determining approval of that proposal and will be counted as votes against that proposal; and (4) proxies that reflect broker non-votes will be treated as not voted for purposes of determining approval of that proposal and may, in some circumstances, be counted as votes against that proposal.

Voting Requirements

Election of Directors. The election of the director nominees will require a plurality of the votes cast on the matter at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Advisory approval of a non-binding resolution relating to compensation of the Company’s Named Executive Officers. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve this matter. An abstention will be treated as “present” for quorum purposes. Abstention's will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter.

Ratification of the appointment of Independent Auditors. The affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders entitled to vote at the Annual Meeting is required to approve this matter. An abstention will be treated as “present” for quorum purposes.  Abstention's will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter.

Revocability of Proxy. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Milestone Scientific at or prior to the Annual Meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation. Milestone Scientific will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, or employees of Milestone Scientific telephonically, electronically or by other means of communication. Milestone Scientific will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

PROPOSAL 1

ELECTION OF DIRECTORS

(ITEM 1 ON THE PROXY CARD)

The Board currently consists of seven directors: Leslie Bernhard, Leonard A. Osser, Leonard M. Schiller, Gian Domenico Trombetta, Michael McGeehan, Benedetta I. Casamento, and Neal Goldman. Directors are elected for a term of one year and until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Nominating Committee (described below), with the concurrence of the Board, has nominated the present directors for re-election to the Board at the Annual Meeting.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the nominees named below. If any such nominee should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe that any of these nominees will not be available to serve as a director if re-elected.

The following table sets forth the names and ages of each nominee, the positions, and the period during which each has served as a director of Milestone Scientific. Information as to the stock ownership of each nominee is set forth under “Security Ownership of Certain Beneficial Owners and Management.” All the director nominees have been approved and nominated by the Nominating Committee (described below), with the concurrence of the Board, for re-election to the Board.

The names, ages and titles of our directors and nominees, as of the Record Date, are as follows:

NAME	AGE	POSITION	DIRECTOR SINCE
Leslie Bernhard (1) (2) (3)	77	Chairman of the Board	2003
Leonard Osser	74	Vice Chairman of the Board	1991
Leonard Schiller (1) (2) (3)	81	Director	1997
Gian Domenico Trombetta	61	Director	2014
Michael McGeehan (1) (2) (3)	56	Director	2017
Neal Goldman (2) (3)	78	Director	2019
Benedetta I. Casamento	55	Director	2022

1. Member of the Audit Committee

2. Member of the Compensation Committee

3. Member of the Nominating and Corporate Governance Committee

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the election of all the nominees as directors.

The principal occupations and brief summaries of the backgrounds, as of the Record Date, of the directors nominees are as follows:

Leslie Bernhard, Chairman of the Board

Leslie Bernhard has served as Milestone Scientific’s Chairman of the Board since October 2009 and served as Interim Chief Executive Officer from October 2017 to December 2017. In addition, Ms. Bernhard has also had been serving as an independent director of Milestone Scientific since May 2003. Since 2017, Ms. Bernhard has been an independent director of Sachem Capital Corp a Connecticut based real-estate investment trust. From 2007, Ms. Bernhard served as an independent director of Universal Power Group, Inc., a global supplier of power solutions until it became a private company in 2018. In 1986 she co-founded AdStar, Inc., an electronic ad intake service to the newspaper industry, and served as its president, chief executive officer and executive director until 2012. Ms. Bernhard holds a BS Degree in Education from St. John’s University. Ms. Bernhard’s professional experience and background with AdStar and with us, as one of our directors since 2003, have given her the expertise needed to serve as Chairman of the Board, and Chairman of the Audit Committee.

Leonard Osser,  Vice Chairman of the  Board

Leonard Osser has been a director of Milestone Scientific since 1991 and has served as Milestone Scientific’s Vice Chairman of the Board since May 2021.  Mr. Osser had been Interim Chief Executive Officer from December 2017 until May 2021. From July 2017 to December 2017, he had been Managing Director –China Operations. Prior to that, he served as Milestone Scientific’s Chairman from 1991 until September 2009, and during that time, from 1991 until 2007, was also Chief Executive Officer of Milestone Scientific. In September 2009, he resigned as Chairman of Milestone Scientific, but remained director, and assumed the position of Chief Executive Officer. From 1980 until the consummation of Milestone Scientific’s public offering in November 1995, Mr. Osser was primarily engaged as the principal owner and Chief Executive Officer of U.S. Asian Consulting Group, Inc., a New Jersey-based provider of consulting services specializing in distressed or turnaround situations in both the public and private markets. Mr. Osser’s knowledge of our business and background with us since 1980 provides the Board with valuable leadership skills and insight into our business and accordingly, the expertise needed to serve as one of our directors. Mr. Osser serves a special consultant to the board of directors for the Nexalin Company where he is also Managing Director –Asian Operations.

Gian Domenico Trombetta, Director

Gian Domenico Trombetta has been a director of Milestone Scientific in May 2014 and served as the President and Chief Executive Officer of Milestone Scientific’s Dental Division (Wand Dental Inc.) from October 2014 until May 2020. He founded Innovest S.p.A in 1993, a special situation firm acting in development and distressed capital investments. He has been its President and Chief Executive Officer since its inception. He served as the Chief Executive Officer or a board member of several private commercial companies in different industries including both industrial (e.g. IT, media, web, and fashion) and holding companies. Before founding Innovest, Mr. Trombetta was Project Manager for Booz Allen & Hamilton Inc., a management consulting firm from 1988 to 1992. Mr. Trombetta holds a degree in business administration from the Luiss University in Rome, Italy, and an MBA degree from INSEAD-Fontainbleau-France. Mr. Trombetta business background and experience has given him the expertise needed to serve as one of our directors.

Leonard M. Schiller, Director

Leonard Schiller has been a director of Milestone Scientific since April 1997. Mr. Schiller has been a partner in the Chicago law firm of Schiller Law P.C. and its predecessors  since 1977 and since 2002, its President. Mr. Schiller also serves as a director on the board of Creatd, Inc., a Nasdaq listed social media company since February 2016. He serves as chairman of the compensation committee. He also is a general partner of Gravitas Capital LP, a hedge fund. Mr. Schiller’s professional experience and background have given him the expertise needed to serve as Chairman of the Compensation Committee and as one of our directors.

Neal Goldman, Director

Mr. Goldman is the President and Founder of Goldman Capital Management, Inc., a family office since 2018, which was previously an investment advisory firm founded in 1985. He was First Vice President of Research at Shearson Lehman Hutton. He has also held senior positions as a money manager and research analyst with a variety of firms including Neuberger Berman, Moseley Hallgarten Estabrook and Weeden, Bruns Nordeman, and Russ and Company. Mr. Goldman serves as Chairman of Charles & Colvard, Ltd. since 2016 and served on the board of Imageware Systems, Inc. until November 2020. He also serves on the board of Deep-Down Inc. Prior to their acquisition, he served on the boards of Blyth Industries and IPASS Corporation. Mr. Goldman received his B.A. degree in Economics from The City University of New York (City College). Mr. Goldman’s professional experience and financial background have given him the expertise needed to serve as one of our directors.

Michael McGeehan, Director

Michael McGeehan has been a director of Milestone Scientific since October 2017. Mr. McGeehan is a business consultant with 30 years of experience in a variety of business domains, including financial services, medical and healthcare products, consumer package goods and the software technology industry. Mr. McGeehan started his career at Metaphor Computer Systems in 1988 and then went to work at Microsoft Corporation in 1991.  In 1995, Mr. McGeehan left Microsoft and founded Forefront Information Strategies, an information technology consulting firm. In 2002, Mr. McGeehan returned to Microsoft where he worked until 2017, when he returned to and re-started Forefront. Mr. McGeehan was on the Board of Directors of Wand Dental. Mr. McGeehan has a Master’s in Business Administration from Pace University and a Bachelor of Science in Electrical Engineering and Computer Science from Marquette University.  Mr. McGeehan professional experience and background have given him the expertise needed to serve as Chairman of the Corporate Governance and Nominating Committee and as one of our directors.

Benedetta I. Casamento, Director

Benedetta Casamento has served as a director of our company since April 2022. Since August 2017, Ms. Casamento has served as a Retail Consultant specializing in finance, business operations, and financial planning and analysis. Ms. Casamento is also on the Board of Directors of Charles & Colvard, Ltd., a position she has held since May 2017. Ms. Casamento previously served as Chairman and President of Allyke, Inc., an artificial intelligence company creating digital imagery insights for retail and other industries, from June 2016 to August 2017. From December 2014 to April 2016, she served as Chief Executive Officer of Calypso St. Barth, a luxury boutique retailer of women’s apparel and accessories. Prior to her role as CEO at Calypso St. Barth, Ms. Casamento served as a consultant to private equity firms with portfolio interests in retail and fashion from July 2012 to December 2014. Ms. Casamento previously served as Executive Vice President, Finance & Operations of The Talbots, Inc. (“Talbots”), a specialty retailer and direct marketer of women’s apparel, accessories, and shoes, from March 2009 to July 2012. Prior to joining Talbots, Ms. Casamento served in various leadership roles within Liz Claiborne Inc. from February 1999 to November 2008, culminating in her position as President of Liz Claiborne Brands. Ms. Casamento started her career at Saks Fifth Avenue. Our Board of Directors has determined that Ms. Casamento’s extensive business experience, as well as her background in accounting and finance, qualifies her to serve on the Board of Directors. Ms. Casamento is also on the Board of Directors of Charles & Colvard, Ltd., a position she has held since May 2017

Board Leadership Structure

The Board believes that the segregation of the roles of Board Chairman and the Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations and allows our Chairman to lead the Board in its oversight and advisory roles. Because of the many responsibilities of the Board and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and enhances the Company’s prospects for success. The Company also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board has determined that its leadership structure is appropriate and in the best interest of stockholders.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face; (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee; (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile; and (4) integrate risk management into the Company’s decision-making. The Board encourages, and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Committees of the Board

The Board has standing audit, compensation, and nominating committees (respectively, the “Audit Committee,” the “Compensation Committee,” and the “Nominating Committee.”)

Attendance at Committee and Board Meetings

In 2021, the Board held a total of six meetings and acted by written consent eighteen times, the Audit Committee held a total of four meetings, the Compensation Committee held a total of two meetings and acted by written consent five times, and the Nominating and Corporate Governance Committee held no meeting in 2021. Each of our directors attended 100% of the Board meetings and all the meetings of the committees of the Board on which he or she served. It is our policy to invite and encourage all the directors to attend the Annual Meeting. All our directors attended our annual meeting of stockholders in 2021.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company and administers the issuance of stock options to the Company’s officers, employees, directors, and consultants. The Compensation Committee is comprised of four members, Leslie Bernhard, Leonard M. Schiller (Chairman), Neal Goldman and Michael McGeehan. A copy of the Compensation Committee Charter has been posted on our website at www.milestonescientific.com.

Audit Committee

The Audit Committee meets with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee’s purpose is to: (A) assist the Board in its oversight of: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditors’ qualifications and independence; (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors; and (v) the preparation of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”); and (B) to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors. The members of the Audit Committee are comprised of Leslie Bernhard (Chairman), Leonard M. Schiller and Michael McGeehan, all of whom are independent as defined in the listing standards of the NYSE American and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A copy of the Audit Committee Charter has been posted on our website at www.milestonescientific.com.

Audit Committee Financial Expert

The Board has determined that Leslie Bernhard is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the listing standards of the NYSE American and Section 10A(m)(3) of the Exchange Act.

Nominating Committee

The Nominating Committee identifies potential director nominees and evaluates their suitability to serve on the Board. Based on its evaluation, it recommends to the Board the director nominees for Board membership. In addition, the Nominating Committee also evaluates each existing Board member’s suitability for continued service as a director. The members of the Nominating Committee are Leonard M. Schiller, Leslie Bernhard, Michael McGeehan, and Neal Goldman. A copy of the Nominating Committee Charter has been posted on our website at www.milestonescientific.com.

The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s criteria for evaluating potential candidates include the following: an understanding of the Company’s business environment; and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating Committee considers director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and, the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The Nominating Committee may also receive suggestions from current Board members, the Company’s executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating Committee as a potential candidate, it may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information considering information regarding any other candidates that it might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Director Independence

The Board has determined that Leslie Bernhard, Leonard M. Schiller, Michael McGeehan, Benedetta Casamento, and Neal Goldman (the “Independent Directors”) are independent, as that term is defined in the listing standards of the NYSE American. In determining director independence, the Board also considered all equity awards, if any, to the Independent Directors for the year ended December 31, 2021, disclosed in “Director Compensation” below, and determined that such awards were compensation for services rendered to the Board and therefore did not impact their ability to continue to serve as Independent Directors.

Stockholder Communication with the Board

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee, or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 425 Eagle Rock Ave., Suite 403, Roseland, New Jersey 07068. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table, together with the accompanying footnotes, sets forth information, as the Record Date regarding stock ownership of all persons known by Milestone Scientific to own beneficially more than 5% of Milestone Scientific’s outstanding common stock, Named Executives, all directors, and all directors and officers of Milestone Scientific as a group:

Names of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)	Percentage
Executive Officers and Directors
Leonard Osser (3)	5,078,707	7.21%
Arjan Haverhals (4)	295,374	*
Leslie Bernhard (5)	14,358	*
Leonard Schiller (6)	306,400	*
Michael McGeehan (7)	245,576	*
Neal Goldman (8)	1,444,873	*
Benedetta I. Casamento	-	*
Gian Domenico Trombetta (9)	10,261,144	14.56%
All directors & executive officers as group (8 persons)	17,646,432	25.05%
K. Tucker Andersen	3,777,103	5.36%
* Less than 1%

1.

The addresses of the persons named in this table are as follows: Leonard Osser, Jan Adriaan (Arjan) Haverhals, Gian Domenico Trombetta, Leslie Bernhard, Neal Goldman, Michael McGeehan, and Benedetta I. Casamento are at 425 Eagle Rock Avenue, Roseland, New Jersey 07068; Leonard M. Schiller, c/o Schiller, Klein & McElroy, P.C., 33 North Dearborn Street, Suite 1030, Chicago, Illinois 60602;

2.

A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from April 14, 2022, as applicable, upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from April 14, 2022, have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. The percentages for each beneficial owner are determined based on dividing the number of shares of common stock beneficially owned by the sum of the outstanding shares of common stock on April 14, 2022 and the number of shares underlying options exercisable and convertible securities convertible within 60 days from April 14, 2022 held by the beneficial owner.

3.

Includes 2,632,838 shares held by Mr. Osser or his family, 1,566,191 shares to be issued at the termination of his employment agreement, and 879,678 vested stock options to purchase common stock of the Company.

4.	Includes 209,943shares to be issued at the termination of his employment agreement, and 85,431 stock options to purchase common stock of the Company.

5.	Includes 14,358 shares held by Ms. Bernhard.

6.	Includes 306,400 shares held by Mr. Schiller and 5,625 shares subject to common stock warrants to purchase common stock of the Company.

7.	Includes 224,326 shares held by Mr. McGeehan and 21,250 shares subject to common stock warrants to purchase common stock of the Company.

8.	Includes 1,444,873 shares held by Mr. Goldman.

9.

Includes 178,571 shares subject to warrants to purchase common stock of the Company in the name of Bp4 Sr.l, and 10,082,573 shares held directly by BP4 S.r.l. ("BP4") of which 5,982,906 shares were issued upon the conversion of $7 million of preferred stock at $1.17 per share, as adjusted to date. Innovest S.p.A. ("Innovest") is the controlling shareholder of BP4 and Mr. Trombetta is a controlling shareholder and director of Innovest, and, as such, is deemed to have voting and investment power over the securities held by BP4. Mr. Trombetta disclaims beneficial ownership of all securities held by BP4.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plan Information (as of December 31, 2021)

Equity compensation plan approved by stockholders	Number of Securities to be issued upon exercise of outstanding options and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plan
Grants under our 2004 Stock Option Plan (1)	-	$-	-

Grants under our 2011 Stock Option Plan (2)	-	$-	-

Grants under our 2020 Stock Option Plan (3)	2,927,023	$1.50	811,507

Total	2,927,023	$-	811,507

1.

The 2004 Plan, as amended, provided for awards of options up to a maximum 750,000 shares of Milestone Scientific's common stock and expired in July 2014. Options were granted to employees, officers, directors, and consultants of Milestone Scientific for the purchase of common stock of Milestone Scientific at a price not less than the fair market value of the common stock on the date of the grant. In general, options awarded under the 2004 Plan became exercisable over a three-year period from the grant date and expire five years after the date of grant. No options were exercised in 2019 or 2018. The options expired in 2019.

2.

The 2011 Plan, as amended, provided for awards of restricted common stock and options to purchase up to a maximum 4,000,000 shares of common stock and expired in June 2021. Options were granted to employees, directors, and consultants of Milestone Scientific for the purchase of shares of common stock at a price not less than the fair market value of common stock on the date of grant. In general, options become exercisable over a three-year period from the grant date and expired five years after the date of grant. For the years ended December 31, 2021 and 2020, 818,166 and 336,970 options, respectively, were exercised.

3.

The 2020 Plan provides for awards of restricted common stock and options to purchase up to a maximum of 4,000,000 shares of common stock and expires in December 2030. Options may be granted to employees, directors, and consultants of Milestone Scientific for the purchase of shares of common stock at a price not less than the fair market value of common stock on the date of grant. In general, options become exercisable over a three-year period from the grant date and expire five years after the date of grant. For the year ended December 31, 2021, 811,507 options and shares were issued.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonuses	Option Awards (6)	Other Compensation	Total
Jan Adriaan (Arjan) Haverhals (1) (6)
Chief Executive Officer - Wand Dental Inc	2021	$318,513	$296,000	$85,200	$35,311	$735,024
President of Milestone Scientific Inc.	2020	$156,666	$90,000	$-	$-	$246,666
Leonard A. Osser (2) (6)	2021	$112,500	$50,000	$-	$26,793	$189,293
Interim Chief Executive Officer	2020	$300,000	$700,000	$910,000	$20,668	$1,930,668
Gian Domenico Trombetta (3)
Chief Executive Officer - Wand Dental Inc	2020	$80,000	$-	$-	$-	$80,000
Joseph D'Agostino (4) (6)	2021	$59,003	$237,067	$-	$5,547	$301,617
Chief Financial Officer and Chief Operating Officer	2020	$200,738	$350,000	$455,000	$15,216	$1,020,954
Scott Kahn (5)
Chief Financial Officer	2021	$37,879	$-	$-	$-	$37,879

1.

Jan Adriaan (Arjan) Haverhals - During 2021, other compensation represents payments made for health insurance coverage of approximately $29,600 and car allowance of approximately $5,400. Mr. Haverhals received $296,000 in a discretionary performance bonus for the year ended December 31, 2021 and was awarded 40,000 stock options during 2021. Mr. Haverhals was hired in June 2020 as Chief Executive Officer of Wand Dental, and in September 2020, Mr. Haverhals was appointed to President of Milestone Scientific. Mr. Haverhals received $90,000 in a discretionary performance bonus for the year ended December 31, 2020.

2.

Leonard Osser - During  2021, other compensation represents payments made for health insurance coverage of approximately $12,393 and car allowance of approximately $14,400. Mr. Osser was granted under a succession plan options to purchase 2,000,000 shares of common stock, exercisable at the fair market value of the common stock on the date of grant, vesting over a five-year period.  During 2020, other compensation represents payments made for health insurance coverage of approximately $6,800 and car allowance of approximately $14,400. During 2020 the deferred compensation of approximately $175,000 from both 2019 and 2018 was paid.

3.

Gian Domenico Trombetta - During  2021, the former CEO of Wand Dental was a consultant. Mr. Trombetta received $80,000 in consulting fees. As of December 31, 2020, the Company owes Mr. Trombetta $275,000 of deferred compensation from both 2019 and 2018. In May 2020, Mr. Trombetta resigned as CEO of Wand Dental. During 2020, Mr. Trombetta received $80,000 of compensation and $20,000 in consulting fees.

4.

Joseph D’Agostino - During 2021, other compensation includes payments made for health insurance coverage of approximately $3,200 and a car allowance of approximately $2,400. Mr. D’Agostino retired from company in April 2021 and was awarded a bonus of approximately $237,000 in 2021. During 2020, other compensation includes payments made for health insurance coverage of approximately $15,000 and a car allowance of approximately $9,000. During 2020, Mr. D’Agostino received a payment for deferred compensation of approximately $28,400 related to both 2019 and 2018. Mr. D'Agostino received a discretionary performance bonus in 2020 of $150,000 which was paid in common stock.

5.

Scott Kahn was appointed as the Chief Financial Officer of the Company May 24, 2021. On July 2, 2021, the Company announced that Scott Kahn, and the Company have reached a mutual decision to part ways.

6.

The amounts in this column reflect the fair value of the options on the date of grant. For details used in the assumption calculating the fair value of the option reward, see Note C to the Financial Statements for the year ended December 31, 2021, a which is located on pages F-9 through F-13 of the Company’s 2021 Annual Report on Form 10-K. Compensation cost is generally recognized over the vesting period of the award. See the table below entitled Outstanding Equity Awards at December 31, 2021.

Employment Contracts

In July 2017, Milestone Scientific entered into a ten-year employment agreement with Leonard Osser, who previously served as the Company’s President and Chief Executive Officer, to serve as Managing Director – China Operations. This agreement provides for annual compensation of $300,000 consisting of $100,000 in cash and $200,000 in the Company’s common stock valued at the average closing price of the Company’s common stock on the NYSE or such other market or exchange on which its shares are then traded during the first fifteen (15) trading days of the last full calendar month of each year during the term of this agreement. This agreement supersedes all prior employment agreements between Mr. Osser and Milestone Scientific. If the Company terminates Mr. Osser’s employment “Without Cause,” other than due to his death or disability, or if Mr. Osser terminates his employment for “Good Reason” (both as defined in the agreement), Mr. Osser is entitled to be paid in one lump sum payment as soon as practicable following such termination: an amount equal to the aggregate present value (as determined in accordance with Section 280G(d)(4) of the Code) of all compensation pursuant to this agreement from the effective date of termination hereunder through the remainder of the Employment Term.

In July 2017, Mr. Osser resigned from his positions of Chairman of the Board, Chief Executive Office and President of Milestone Medical. Upon his resignation, Milestone Medical entered in a consulting agreement with U.S. Asian Consulting Group LLC, an entity controlled by Mr. Osser, pursuant to which he will provide specific services to Milestone Medical for a ten- year term. Pursuant to the consulting agreement, U.S. Asian Consulting Group, LLC, is entitled to receive $100,000 per year for Mr. Osser's services.

On December 19, 2017, the Board of Directors appointed Leonard Osser Interim Chief Executive Office, replacing Leslie Bernhard. Mr. Osser placed on hold his position as Managing Director-China Operations and his consulting agreement with Milestone Medical to rejoined Milestone Scientific Inc. as Interim Chief Executive Officer and did not receive or earn any compensation under those agreements while he served as Interim Chief Executive Officer. Mr. Osser, as Interim Chief Executive Officer, received a base salary and was entitled to receive bonus as determined by the compensation committee of Company.

On March 2, 2021, the Company entered into a Royalty Sharing Agreement with Mr. Osser, pursuant to which Mr. Osser sold, transferred and assigned to the Company all of his rights in and to a certain patent application as to which he is a co-inventor with Mark Hochman, a consultant to the Company, and the Company agreed to pay to Mr. Osser, beginning May 9, 2027, half of the royalty (2.5%) on net sales that would otherwise be payable to Mark and Claudia Hochman under their existing Technology Sale Agreement, dated January 1, 2005 and amended from time to time, with the Company. In connection with the Royalty Sharing Agreement, the Hochman's agreed with the Company, pursuant to an addendum to such Technology Sale Agreement dated February 25, 2021, to reduce from 5% to 2.5% the payments due to them under their Technology Sale Agreement beginning on May 9, 2027, and thereafter with respect to dental products embodying the new invention.

As part of the Succession Plan of the Company, Mr. Osser agreed, pursuant to an agreement dated April 6, 2021 (the “Succession Agreement”), to restructure certain of his existing agreements with the Company, which provide for additional and broader executive support, and at such time as he elects to step down as Interim Chief Executive Officer of the Company, to become the Vice Chairman of the Board of Directors of the Company. With respect to Mr. Osser’s July 2017 Employment Agreement and Consulting Agreement (each as described above), the compensation under the Employment Agreement was modified to reduce the overall compensation by $100,000 to $200,000, split equally between a cash amount and an amount in shares, and the compensation under the Consulting Agreement was increased by $100,000 to $200,000, equally split between a cash amount and an amount in shares, which shares were formerly payable under the Employment Agreement.  In connection with his acceptance of the Vice Chairman position and in consideration of his services as a member of the Board and agreement to provide certain additional general consulting services, Mr. Osser was granted options to purchase 2,000,000 shares of common stock, exercisable at the fair market value of the common stock on the date of grant, vesting over the five-year period after he steps down as Interim Chief Executive Officer of the Company or ten years from the date of grant, whichever shall end first. The Company believes that the effect of such existing agreements and the Succession Agreement, all of which relate to the period after such time Mr. Osser steps down as Interim Chief Executive Officer of the Company, collectively expand Mr. Osser’s consulting to and support of the Company beyond its Chinese operations to also include its medical and other products, while enhancing the retention aspects of the Company’s relationship with Mr. Osser. On May 19, 2021, Mr. Osser resigned as Interim Chief Executive Officer of the Company and assumed the role of Vice Chairman of the Board.

Objective of Executive Compensation Program

The primary objective of the executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture of Milestone Scientific. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone Scientific strives to promote an ownership mentality among key leadership and the Board of Directors.

The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board of Directors, the annual compensation procedures for the Named Executive Officers.

The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Milestone Scientific does not currently engage any consultant to advise on executive and/or director compensation matters.

Stock price performance has not been a factor in determining annual compensation because the price of Milestone Scientific’s common stock is subject to a variety of factors outside of Milestone Scientific’s control. Milestone Scientific does not have an exact formula for allocating between cash and non-cash compensation.

Annual CEO compensation consists of a base salary component, a bonus component (payable in a mix of cash and stock) and periodic stock option grants. It is the Compensation Committee’s intention to set totals for the CEO for cash compensation sufficiently high enough to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with the other stakeholders. The CEO receives stock option grants under the stock option plan. The number of stock options granted to the executive officer is made on a discretionary rather than a formula basis by the Compensation Committee.

The CEO’s current and prior compensation is considered in setting future compensation. To some extent, the compensation plan is based on the market and the companies that compete for executive management. The elements of the plan (e.g., base salary, bonus, and stock options) are like the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen to balance the competing objectives of fairness to all stakeholders and attracting and retaining executive managers.

Outstanding Equity Awards at December 31, 2021

The following table includes certain information with respect to all unexercised stock options and unvested shares of common stock of Milestone Scientific outstanding owned by the Named Executive Officers at December 31, 2021.

	Options Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#) (2)	Market Value of Number of Shares or Units of Stock that have not vested (#) (3)
Jan Adriaan (Arjan ) Haverhals
	13,333	26,667	$2.13	12/23/2024	45,558	$94,760
Total	13,333	26,667			45,558	$94,760
Leonard Osser	468,964	234,554	$1.99	12/22/2025	1,566,192	$3,257,680
	-	2,000,000	2.47	4/23/2031
	10,714	21,461	$3.11	2/9/2026
Total	479,678	2,256,015			1,566,192	$3,257,680

Total	493,011	2,282,682			1,611,750	3,352,440

1.	Represents stock option grants at fair market value on the date of grant.
2.	Issuance of the shares of common stock have been deferred until the termination of employment with Milestone Scientific in accordance with the terms of respective employment arrangements.
3.	Based on the closing price per share of $2.06 as reported on the NYSE American on December 31, 2021.

Director Compensation

The following table shows the compensation earned by or awarded or paid in 2021 to the individuals who served as our non-employee directors during such period. Neither Mr. Osser nor Mr. Trombetta received any additional compensation for their services as a director.

NAME	Fees Earned or Paid in Cash ($)	Fees Earned or Paid in Common Stock
Leslie Bernhard	$66,000	$64,000
Leonard Schiller	$12,000	$103,667
Michael McGeehan	$-	$118,499
Neal Goldman	$-	$116,000
Gian Domenico Trombetta	$-	$116,000
Leonard Osser	$-	$100,000

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and person who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnish to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and director were complied with during the fiscal year ended December 31, 2021.

Certain Relationships and Related Transactions.

In first quarter of 2020, Milestone China and certain manufacturing/marketing affiliates entered into a reorganization agreement (the “Transaction”) pursuant to which Milestone China, a company in which Milestone Scientific owned 40%, was to merge into an affiliated manufacturing company, Anhui Maishida Medical Technology, Co. Ltd. (“Anhui”), with Anhui as the surviving entity and to have complete responsibility for sales, marketing and distribution for the Company’s dental products in China. After completion of the Transaction, Milestone Scientific was expected to have an approximate 28.4% direct ownership in Anhui. Due to the COVID-19 pandemic, the regulatory approval of the planned Transaction was delayed while applicable government offices were closed in China and Hong Kong. We have learned that a principal of Anhui has caused Milestone China’s 28.4% equity stake in Anhui to be transferred to Lidong Zhang, the CEO of Milestone China, in exchange for RMB 2,840 million (approximately $440,351), and Milestone China’s equity interest in Anhui to have been eliminated.  Though we believe that this conveyance is outside of the laws of Hong Kong and/or China, as may be applicable, at this juncture, Milestone Scientific has no ownership in Anhui, and we do not believe that Milestone China has any operations.

The Company engaged Mr. Trombetta as a consultant for a period of twelve months (beginning October 1, 2020, and ending September 30, 2021), to provide international business dental information and business contacts to the Company and provide consulting services for new international business and dental segments. For the year ended December 31, 2021, and 2020 the Company expensed $45,000 and $15,000, respectively, for services rendered by Mr. Trombetta. Mr. Trombetta received shares of the company common stock. This agreement was terminated September 30, 2021.

In January 2017, Milestone Scientific entered into a twelve-month agreement with Innovest S.p.A., a significant stockholder of Milestone Scientific, to provide consulting services. This agreement will renew for successive twelve-month terms unless terminated by Innovest S.p.A or Milestone Scientific. Expenses recognized on this agreement were $60,000 for the year ended December 31, 2020. This agreement was terminated September 30, 2020.

The Director of Clinical Affairs’ royalty fee was approximately $446,000 and $267,000 for the year ended December 31, 2021, and 2020, respectively. Additionally, Milestone Scientific expensed consulting fees to the Director of Clinical Affairs of  $ 158,000 and $156,000 for the year ended December 31, 2021 and 2020, respectively. As of December 31, 2021, and 2020, Milestone Scientific owed the Director Clinical Affairs for royalties of approximately $123,000 and $127,000, respectively, which is included in accounts payable, related party and accrued expense, related party, in the consolidated balance sheet.

On March 2, 2021, Milestone Scientific entered into a Royalty Sharing Agreement with Leonard Osser, the Company’s then Interim Chief Executive Officer, pursuant to which Mr. Osser sold, transferred and assigned to the Company all of his rights in and to a certain patent application as to which he is a co-inventor with Dr. Hochman, and the Company agreed to pay to Mr. Osser, beginning May 9, 2027, half of the royalty (2.5%) on net sales that would otherwise be payable to Dr. Hochman and his wife under their Technology Sale Agreement with the Company, the Hochman's having agreed with the Company pursuant to an addendum to such Technology Sale Agreement dated February 25, 2021 to reduce from 5% to 2.5% the payments due to them on May 9, 2027 and thereafter, with respect to dental products.

Pursuant to a Succession Agreement dated April 6, 2021 between Mr. Osser and the Company: (i) the Employment Agreement dated as of July 10, 2017 between Mr. Osser and the Company, pursuant to which upon Mr. Osser stepping down as Interim Chief Executive Officer of the Company, the Company agreed to employ him as Managing Director, China Operations of the Company (the “China Operations Agreement”), and (ii) the Consulting Agreement dated as of July 10, 2017 (the “Consulting Agreement”) between the Company and U.S. Asian Consulting Group, LLC, a company of which Mr. Osser is a principal, the compensation under the China Operations Agreement was modified to reduce the overall compensation by $100,000 to $200,000, split equally between a cash amount and an amount in shares, and the compensation under the Consulting Agreement is increased by $100,000 to $200,000, equally split between a cash amount and an amount in shares, which shares were formerly payable under the China Operations Agreement.  Compensation under the China Operations Agreement and the Consulting Agreement are payable for 9.5 years from May 19, 2021.

PROPOSAL NO. 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(ITEM 2 ON THE PROXY CARD)

General

We are providing our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission’s (“SEC”) rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. The primary objective of our executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone strives to promote an ownership mentality among key leadership and the Board. The “Executive Compensation” section of this Proxy Statement describes in detail our executive compensation programs with respect to the fiscal years ended December 31, 2021 and December 31, 2020.

The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation of the Named Executive Officers.

The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the Company's growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Milestone does not currently engage any consultant to advise on executive and/or director compensation matters.

As an advisory vote, this proposal is not binding and the outcome of this advisory vote will not overrule any decision by the Company or the Board (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any committee thereof). However, management and the Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

Vote Required and Recommendation of the Board

On this non-binding matter, the affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

(ITEM 3 ON THE PROXY CARD)

Friedman LLP has been our independent auditor since July 2016. Their audit report appears in the Annual Report. A representative of Friedman LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Friedman LLP to serve as independent auditors to conduct an audit of Milestone Scientific’s accounts for the 2021 fiscal year. However, the Board is submitting this matter to Milestone Scientific’s stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Friedman LLP and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Milestone Scientific and the stockholders.

Vote Required and Recommendation of the Board

The affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS

VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT

AUDITORS.

********

Audit Fees

Milestone Scientific incurred audit and financial statement review fees of approximately $292,000 and $330,000 from Friedman LLP, its principal accountant, for 2021 and 2020, respectively. These fees include fees for professional services rendered for the audit of our annual financial statements and the review of financial statements included in our report on Form 10-Q's or services that are normally provided in connection with statutory and regulatory filings and fees related to registration statements.

Tax Fees

Milestone Scientific incurred tax fees of approximately $38,000 and $34,000 from Friedman LLP for 2021 and 2020, respectively.

Audit Related Fees

Milestone Scientific did not incur audit related fees from Friedman LLP, its principal accountant in either 2021 or 2020.

All Other Fees

Milestone Scientific did not incur other accounting fees from Friedman LLP, its principal accountant in either 2021 or 2020.

Audit Committee Administration of the Engagement

The engagement with Friedman LLP, the principal accountants, was approved in advance by the Board of Directors and the Audit Committee. No non-audit or non-audit related services were approved by the Audit Committee in either 2021 or 2020.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by the independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to preapprove services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by the independent accountants have been pre-approved by the Audit Committee to assure that such services do not impair the auditors’ independence from us.

AUDIT COMMITTEE REPORT

The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2021 and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Friedman LLP, the matters required to be discussed by the Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from Friedman LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Friedman LLP its independence from Milestone Scientific and its management. Friedman LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report.

Submitted by the Audit Committee

Leslie Bernhard

Leonard Schiller

Michael McGeehan

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Corporate Secretary, Milestone Scientific Inc., 425 Eagle Rock Avenue, Suite 403 Roseland, New Jersey 07068.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Stockholders interested in presenting a proposal or nominating a person for election as a director for consideration at the annual meeting of stockholders in 2023 (the “2023 Meeting”) must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy materials for the 2023 Meeting, the stockholder must give the Company written notice of the proposal and/or director nominee which must be received by our Corporate Secretary no later than December 31, 2022. A stockholder who wishes to make a proposal at the next annual meeting of stockholders without including the proposal in our proxy statement must notify us not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next annual meeting of stockholders will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to the Corporate Secretary, Milestone Scientific Inc., 425 Eagle Rock Avenue, Suite 403 Roseland, New Jersey 07068.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Electronic Availability of Proxy Statement and Annual Report

As required by SEC rules, we are making this Proxy Statement and our Annual Report available to stockholders electronically via the Internet at www.proxyvote.com.

If you received a paper copy of this Proxy Statement by mail and you wish to receive a notice of availability of next year’s proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on www.proxyvote.com. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you reduce the amount of mail you receive and help preserve environmental resources. Registered stockholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.proxyvote.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at the same location. Beneficial or “street name” stockholders who wish to elect one of these options may also do so at www.proxyvote.com. Please enter your 12-digit control number located on the proxy card or notice.

The Annual Report accompanies the proxy materials being provided to all stockholders. We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, additional copies of the Annual Report including the financial statements and financial statement schedules included therein. All such requests should be directed to Corporate Secretary, Milestone Scientific Inc., 425 Eagle Rock Avenue, Suite 403 Roseland, New Jersey 07068.

By order of the Board of Directors

/s/ Leslie Bernhard
Leslie Bernhard
Chairman of the Board
Roseland, New Jersey
April 29, 2022

Your **Vote** Counts!

MILESTONE SCIENTIFIC INC.

2022 Annual Meeting

Vote by June 12, 2022

11:59 PM ET

MILESTONE SCIENTIFIC INC.
425 EAGLE ROCK AVENUE
SUITE #403
ROSELAND, NJ 07068
ATTN: YANG XIONG

You invested in MILESTONE SCIENTIFIC INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2022.**

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 13, 2022
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/MLSS2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Leslie Bernhard 02) Leonard Osser 03) Leonard Schiller 04) Michael McGeehan 05) Gian Domenico Trombetta 06) Neal Goldman 07) Benedetta I. Casamento	For
2.	Approval of a non-binding advisory resolution relating to compensation of the Company's Named Executive Officers.	For
3.	Ratification of the appointment of Friedman LLP as the Company's Independent Auditors for the fiscal year ending December 31, 2022.	For

NOTE: In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

MILESTONE SCIENTIFIC INC.
425 EAGLE ROCK AVENUE
SUITE #403
ROSELAND, NJ 07068
ATTN: YANG XIONG

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 12, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/MLSS2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 12, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Leslie Bernhard
02) Leonard Osser
03) Leonard Schiller
04) Michael McGeehan
05) Gian Domenico Trombetta
06) Neal Goldman
07) Benedetta I. Casamento

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000569755_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com

MILESTONE SCIENTIFIC INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING ON JUNE 13, 2022

The undersigned hereby appoints Arjan Haverhals and Leslie Bernhard, and each of them, with the full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the "Company") to be held on June 13, 2022 at 9:00 a.m., ET, in a virtual meeting format conducted via live audio webcast at www.virtualshareholdermeeting.com/MLSS2022 and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000569755_2 R1.0.0.24

Continued and to be signed on reverse side